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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): March 18, 2002
                                                         --------------


                               ZANY BRAINY, INC.
                               -----------------
                (Exact Name of Registrant Specified in Charter)

       Pennsylvania               0-26185                 23-2663337
       ------------               -------                 ----------
       (State or Other        (Commission File         (I.R.S. Employer
       Jurisdiction of)           Number)             Identification No.)
       Incorporation)

           2520 Renaissance Boulevard
         King of Prussia, Pennsylvania                  19406
   ----------------------------------------           ----------
   (Address of Principal Executive Offices)           (Zip Code)

      Registrant's telephone number, including area code: (610) 278-7800
                                                          --------------

                                Not Applicable
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.   Other Events.

     On March 18, 2002, Zany Brainy, Inc., Children's Products, Inc., Children's Development, Inc., Noodle Kidoodle, Inc., Children's Distribution, LLC and Zany Brainy Direct LLC filed their February Monthly Operating Reports with the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"). Copies of those monthly operating reports are attached hereto as Exhibit 99.1, and are incorporated herein in their entirety. Children's Products, Inc., Children's Development, Inc., Noodle Kidoodle, Inc., Children's Distribution, LLC and Zany Brainy Direct LLC are our subsidiaries. Copies of any bank statements originally filed with the Bankruptcy Court as part of the February Monthly Operating Reports have been omitted.

     THE MONTHLY OPERATING REPORTS CONTAIN FINANCIAL STATEMENTS AND OTHER FINANCIAL INFORMATION THAT HAVE NOT BEEN AUDITED OR REVIEWED BY INDEPENDENT ACCOUNTANTS AND MAY BE SUBJECT TO FUTURE RECONCILIATION AND ADJUSTMENTS.

                                       2
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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit No.    Exhibit
-----------    -------

99.1 February Monthly Operating Reports of Zany Brainy, Inc., Children's Products, Inc., Children's Development, Inc., Noodle Kidoodle, Inc., Children's Distribution, LLC and Zany Brainy Direct LLC filed on March 18, 2002.

                                       3
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                                   SIGNATURE

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ZANY BRAINY, INC.


Date: March 27, 2002                    By: /s/ John V. Reilly
      -------------------                   ------------------
                                            John V. Reilly
                                            President

                                       4
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                                 EXHIBIT INDEX

Exhibit No.    Exhibit
-----------    -------

99.1 February Monthly Operating Reports of Zany Brainy, Inc., Children's Products, Inc., Children's Development, Inc., Noodle Kidoodle, Inc., Children's Distribution, LLC and Zany Brainy Direct LLC filed on March 18, 2002.

                                       5